Exhibit 99.1

Lapolla Receives $12.5 Million Asset-Based Loan from Bank of America Business Capital

Financing Adds Working Capital and Strengthens Balance Sheet

HOUSTON, TX — (MARKET WIRE) — September 2, 2010 — Lapolla Industries, Inc. (“Lapolla”) (OTC BB:LPAD.OB - News), a leading manufacturer and supplier of insulation foam, coatings, and equipment, focused on commercial, industrial and residential applications in the insulation and construction industries, today announced receiving a $12.5 Million senior secured credit facility from Bank of America Merrill Lynch through Bank of America Business Capital (BABC), one of the world's largest asset-based lenders.  The asset-based loan is being used to refinance existing debt and add working capital for growth.  BABC is also providing Lapolla with treasury management products and services.

Douglas J. Kramer, Lapolla's President & CEO stated, “The new financing from Bank of America Business Capital provides Lapolla with interest expense savings, adds working capital to help sustain our continued aggressive growth, and significantly strengthens our balance sheet. The bank did an excellent job in understanding our business needs, which will in-turn, create a greater likelihood of a long term banking and lender relationship."

Lapolla earnings report for the first six months, ended June 30, 2010, have shown aggressive and sustained growth in both revenue and profitability.  The company reported 45% growth in both revenue and profitability from the previous year's same period. Based on the first two quarters of 2010, Lapolla has a projected annual sales pace of over $60 Million for the 2010 year, which will make its projected compound annual growth sales rate at 69%, or 2,240% total sales growth, for a 6 year period.

Mr. Kramer continued, "The growth is a direct result of increased consumer awareness, demand for energy cost control, and an overall desire to reduce carbon footprint.  The growth is also a clear indicator, in a very soft economy, that Spray Polyurethane Foam is capturing market share from other conventional insulation products.”

“We are delighted to have Lapolla Industries as a new client of the bank,” said Kim Ruth, Global Commercial Banking Southwest Region Executive.  “We worked closely with their management team to learn about their strategy, competitive strengths and business opportunities. This interaction and transparency facilitated our ability to provide them with comprehensive financial solutions that will help them grow their customer base and sales.”

About Lapolla Industries, Inc.

Lapolla Industries, Inc. is a manufacturer of insulation foam and coating products targeting commercial, industrial and residential applications in the roofing and insulation construction industries. Additional information about Lapolla is available on the World Wide Web at www.lapollaindustries.com and www.Lapolla.com.

About Bank of America Business Capital

Bank of America Business Capital is one of the world's largest asset-based lenders, with more than 20 offices serving the United States, Canada, Asia and Europe. It provides companies with senior secured loans, cash management, interest rate and foreign exchange risk management, and a broad array of capital markets products. Capital markets and investment banking services are provided by Banc of America Securities LLC, member NYSE/NASD/SIPC, a subsidiary of Bank of America Corporation and an affiliate of Bank of America Business Capital. Visit www.bankofamerica.com/businesscapitalnews for more information.

About Bank of America

Bank of America is one of the world's largest financial institutions, serving individual consumers, small- and middle-market businesses and large corporations with a full range of banking, investing, asset management and other financial and risk management products and services. The company provides unmatched convenience in the United States, serving approximately 57 million consumer and small business relationships with 5,900 retail banking offices, more than 18,000 ATMs and award-winning online banking with 29 million active users. Bank of America is among the world's leading wealth management companies and is a global leader in corporate and investment banking and trading across a broad range of asset classes, serving corporations, governments, institutions and individuals around the world. Bank of America offers industry-leading support to approximately 4 million small business owners through a suite of innovative, easy-to-use online products and services. The company serves clients through operations in more than 40 countries. Bank of America Corporation stock (NYSE: BAC) is a component of the Dow Jones Industrial Average and is listed on the New York Stock Exchange.

About Bank of America Merrill Lynch

Bank of America Merrill Lynch is the marketing name for the global banking and global markets businesses of Bank of America Corporation.  Lending, derivatives, and other commercial banking activities are performed globally by banking affiliates of Bank of America Corporation, including Bank of America, N.A., member FDIC.  Securities, strategic advisory, and other investment banking activities are performed globally by investment banking affiliates of Bank of America Corporation ("Investment Banking Affiliates"), including, in the United States, Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, which are both registered broker-dealers and members of FINRA and SIPC, and, in other jurisdictions, locally registered entities.  Investment products offered by Investment Banking Affiliates:  Are Not FDIC Insured * May Lose Value * Are Not Bank Guaranteed.

Forward Looking Statements

Statements made in this press release that are not historical facts constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21 of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are necessarily estimates reflecting the best judgment of senior management and express the Company's opinions about trends and factors which may impact future operating results. You can identify these and other forward-looking statements by the use of words such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "intends," "potential," "continue," or the negative of such terms, or other comparable terminology. Such statements rely on a number of assumptions concerning future events, many of which are outside of the Company's control, and involve risks and uncertainties that could cause actual results to differ materially from opinions and expectations. Any such forward-looking statements should be considered in context with the various disclosures made by the Company about its businesses including, without limitation, the risk factors described below. Although the Company believes its expectations are based on reasonable assumptions, judgments, and estimates, forward-looking statements involve known and unknown risks, uncertainties, contingencies, and other factors that could cause the Company or the Company's industries' actual results, level of activity, performance or achievement to differ materially from those discussed in or implied by any forward-looking statements made by or on the Company and could cause the financial condition, results of operations, or cash flows to be materially adversely affected. In evaluating these statements, some of the factors that you should consider include the following: financial position and results of operations, cash position and cash requirements, accounting estimates, doubtful accounts, inventories, and warranties; operations, supply chain, quality control, and manufacturing supply, capacity, and new and existing facilities; products, price of products, product lines, and product and sales channel mix; relationship with customers, suppliers and strategic partners; credit facilities; industry trends and responses to these trends; sources of competition; and outcome and effect of current and potential future litigation. All information in this release is as of the date hereof. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations.

For further information regarding risks, uncertainties, and other factors associated with Lapolla's business, please refer to the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" sections of Lapolla's SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. Copies of Lapolla's press releases and additional information about Lapolla is available on the World Wide Web at www.lapollaindustries.com.

Lapolla Contacts:
Douglas J. Kramer, CEO
Michael T. Adams, CGO
Charles A. Zajaczkowski, CFO
(281) 219-4700